UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 29, 2005

HOUSEVALUES, INC.

(Exact name of registrant as specified in its charter)

Washington	000-51032	91-1982679
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

11332 NE 122nd Way, Kirkland, WA 98034

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (425) 952-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Attached as exhibits to this Form 8-K is the standard form of option agreement for options granted under the HouseValues, Inc. (the “Company”) 2004 Equity Incentive Plan (the “Plan”), the form of option agreement for options granted under the Plan to the Company’s Chief Executive Officer and the form of option agreement for options granted under the Plan to the Company’s Chief Operating Officer, Chief Financial Officer and General Counsel.

Item 9.01	Financial Statement and Exhibits.

(c)	Exhibits

Exhibit No.	Description
10.1	Form of Standard Option Agreement under the HouseValues, Inc. 2004 Equity Incentive Plan

10.2	Form of Option Agreement under the HouseValues, Inc. 2004 Equity Incentive Plan for Options Granted to the Chief Executive Officer

10.3	Form of Option Agreement under the HouseValues, Inc. 2004 Equity Incentive Plan for Options Granted to the Chief Operating Officer, Chief Financial Officer and General Counsel

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEVALUES, INC.

Date: August 29, 2005	By:	/s/ Gregg Eskenazi
Gregg Eskenazi
General Counsel and Secretary

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INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Form of Standard Option Agreement under the HouseValues, Inc. 2004 Equity Incentive Plan

10.2	Form of Option Agreement under the HouseValues, Inc. 2004 Equity Incentive Plan for Options Granted to the Chief Executive Officer

10.3	Form of Option Agreement under the HouseValues, Inc. 2004 Equity Incentive Plan for Options Granted to the Chief Operating Officer, Chief Financial Officer and General Counsel

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